UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

B. Riley Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, California	91367

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

On May 14, 2018, B. Riley Financial, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley FBR, Inc., as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $87,000,000 aggregate principal amount of 7.375% Senior Notes due 2023 (the “Firm Notes”) plus an additional $13,050,000 aggregate principal amount of the Senior Notes to cover underwriter overallotments (the “Additional Notes” and together with the Firm Notes, the “Notes”). The Notes were offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-223789) initially filed with the Securities and Exchange Commission (the “Commission”) on March 20, 2018 and declared effective by the Commission on April 6, 2018. On May 14, 2018, the Company priced the offering and on May 17, 2018, the offering of the Notes closed. The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On May 17, 2018, the Company entered into a supplemental indenture (the “Fourth Supplemental Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), further supplementing the indenture dated as of November 2, 2016 (the “Base Indenture”), as previously supplemented by a First Supplemental Indenture dated as of November 2, 2016 (the “First Supplemental Indenture”), a Second Supplemental Indenture dated as of May 31, 2017 (the “Second Supplemental Indenture”) and a Third Supplemental Indenture dated as of December 13, 2017 (the “Third Supplemental Indenture” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”) among the Company and the Trustee. The Indenture establishes the form and, provides for the issuance, of the Notes.

The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other existing and future senior unsecured and unsubordinated indebtedness. The Notes are effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness and structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries, including trade payables. The Notes bear interest at the rate of 7.375% per annum. Interest on the Notes is payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year, commencing on July 31, 2018. The Notes will mature on May 31, 2023.

The Company may, at its option, at any time and from time to time, redeem the Notes (i) on or after May 31, 2020 and prior to May 31, 2021, at a price equal to $25.75 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, (ii) on or after May 31, 2021 and prior to May 31, 2022, at a price equal to $25.375 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, and (iii) on or after May 31, 2022 and prior to maturity, at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption. On and after any redemption date, interest will cease to accrue on the redeemed Notes.

The Indenture contains customary events of default and cure provisions. If an uncured default occurs and is continuing, the Trustee or the holders of at least 25% of the principal amount of the Notes may declare the entire amount of the Notes, together with accrued and unpaid interest, if any, to be immediately due and payable. In the case of an event of default involving the Company’s bankruptcy, insolvency or reorganization, the principal of, and accrued and unpaid interest on, the principal amount of the Notes, together with accrued and unpaid interest, if any, will automatically, and without any declaration or other action on the part of the Trustee or the holders of the Notes, become due and payable.

The foregoing description of the Base Indenture, First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, Fourth Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, Fourth Supplemental Indenture and the form of Note which is attached as an exhibit to the Fourth Supplemental Indenture. A copy of the Fourth Supplemental Indenture and the form of Note are attached to this Current Report on Form 8-K as Exhibit 4.1 and 4.2, respectively, and are incorporated herein by reference and into the Registration Statement. Copies of the Base Indenture and First Supplemental Indenture are attached to the Current Report on Form 8-K, filed with the Commission on November 2, 2016, as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference and into the Registration Statement. A copy of the Second Supplemental Indenture is attached to the Current Report on Form 8-K, filed with the Commission on May 31, 2017, as Exhibit 4.1, and is incorporated herein by reference and into the Registration Statement. A copy of the Third Supplemental Indenture is attached to the Current Report on Form 8-K, filed with the Commission on December 13, 2017, as Exhibit 4.1, and is incorporated herein by reference and into the Registration Statement.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of Morrison & Foerster LLP relating to the validity of the Notes that may be sold in the offering (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.

On May 14, 2018, the Company issued a press release announcing the pricing of the offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On May 17, 2018, the Company issued a press release announcing the closing of the offering. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 14, 2018, by and among the Company and B. Riley FBR, Inc., as representative of the several underwriters named therein.
4.1	Fourth Supplemental Indenture, dated as of May 17, 2018, by and between the Company and U.S. Bank National Association, as Trustee.
4.2	Form of 7.375% Senior Note due 2023 (included in Exhibit 4.1).
5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of Morrison & Foerster LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Press release, dated May 14, 2018.
99.2	Press release, dated May 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 17, 2018	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer & Chief Operating Officer